                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   Form 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           ------------------------


      Date of Report (Date of earliest event reported): February 18, 1998

                            Datametrics Corporation
            (Exact name of registrant as specified in its charter)

       Delaware                    0-8567                       95-3545701
    -------------               ------------                  ---------------
    (State or other             (Commission                    (IRS Employer
    Jurisdiction of             File Number)                 Identification No.)
    incorporation)

    26604 Agoura Road
    Calabasas, California                                            91302
    ---------------------                                            -----
    (Address of principal                                         (Zip code)
     executive offices)

                                (818) 871-0300
                                --------------
              Registrant's telephone number, including area code



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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

        (a)(1)(i) Effective February 18, 1998, the client-auditor relationship between Datametrics Corporation (the "Registrant") and Deloitte & Touche LLP ("D&T") ceased as the result of D&T's resignation.

        (a)(1)(ii) D&T's report on the Registrant's financial statements during the most recent fiscal year contained a qualified opinion resulting from a disagreement concerning the Registrant's classification of certain spare and repair parts inventories (the "Inventories") pursuant to generally accepted accounting principles and an explanatory paragraph as to the uncertainty concerning the Registrant's ability to continue as a going concern.

        (a)(1)(iii) The termination of the client-auditor relationship between the Registrant and D&T was recommended by the Audit Committee of the Registrant (the "Audit Committee") prior to D&T's resignation.

        (a)(1)(iv) During the last fiscal year and the subsequent interim period to the date hereof, as stated in a letter from D&T dated February 18, 1998 to the Audit Committee (the "D&T letter") there was a disagreement between the Registrant and D&T with respect to the classification of the Inventories as discussed above that was not resolved to D&T's satisfaction and caused D&T to make reference to the disagreement in connection with its report. Representatives of the Audit Committee discussed the subject matter of the disagreement with D&T.

                      As stated in the D&T letter, D&T had disagreements with management over the recording of a certain claim for equitable adjustment, the reversal of previously established reserves, and the recording of amortization relating to the Inventories. In addition, as stated in the D&T letter, such disagreements have been resolved to D&T's satisfaction and resulted in adjustments to the financial statements. Except for the claim for equitable adjustment, representatives of the Audit Committee did not discuss these matters with D&T.

                      The Registrant's management has also advised D&T of its disagreement with D&T's judgment with respect to the Registrant's ability to continue as a going concern. D&T has included an emphasis paragraph in its report concerning the Registrant's ability to continue as a going concern. Representatives of the Audit Committee discussed this matter with D&T.

        (a)(1)(v) During the last fiscal year and the subsequent interim period to the date hereof, D&T advised the Registrant's Audit Committee, by letter dated January 30, 1998, of certain deficiencies in the design or operation of its internal controls with respect to the analysis of excess and obsolete inventories and the reconciliation of book to physical inventory differences, which in D&T's judgment, could adversely affect the Registrant's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements. The Audit Committee of the Registrant did not discuss these matters with D&T.

     (a)(3) The Registrant has provided D&T with a copy of this Current Report on Form 8-K and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respect in which it does not agree. A copy of such letter will be filed by amendment to this Current Report on Form 8-K as Exhibit 16.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         c.  Exhibits

             16.1 * Letter from Deloitte & Touche LLP regarding change in certifying accountant.

* To be filed by amendment.


                                  SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Datametrics Corporation

February 25, 1998                            By /s/ Daniel P. Ginns
                                                --------------------
                                                Daniel P. Ginns
                                                Chief Executive Officer